EXHIBIT 10.01

                    CONTRACT FOR EMPLOYMENT

     THIS AGREEMENT, entered into this day, by and between Hi-Rim Communications, Inc. (hereinafter referred to as "Company"), and Thomas A. Mills (hereinafter referred to as "Employee"), for and in consideration of the mutual covenants and agreements herein set forth

                     W I T N E S S E T H :

     1. Employee agrees to work for Company as its President for a period of three (3) years beginning February 1, 1996, for an annual salary of One Hundred Sixty Thousand Eight Hundred Dollars ($160,800.00). It is agreed that this salary will be paid the fifteenth (15th) and last day of each month at the rate of Six Thousand Seven Hundred Dollars ($6,700.00), per period, but variation in the salary terms, or time of payment, may be mutually agreed upon from time to time between the parties hereto. Employee shall be entitled to a cost of living increase of six percent (6%) commencing on February 1, 1997, and on each calendar year thereafter.

     2.    All  expenses  in connection with  the  employment  of
Employee   including,  but  not  limited  to,  membership   fees,
licensing   fees,  occupational  taxes,  and  special   insurance
premiums, shall be the responsibility of the Company.

     3. Duties of the Employee shall be such as are generally performed by a President of a telecommunications company. The Employee shall devote substantially his full time and efforts to the performance of his duties and shall spend no less than forty
(40) hours per week in said performance, vacations and sick time excluded.

     4. The Employee shall be entitled to four (4) weeks of paid vacation to be determined by the mutual consent of the Employee and the Company. The Employee's vacation time shall not include attendance at company related functions, including attendance of meetings and conventions.

     5.    The  Employee shall be entitled to participate in  the
Company's    employee  benefit  insurance  plan  at   the   level
established commensurate with his position.

     6. Employee covenants and agrees to perform the services provided by this Agreement to the best of his ability using accepted professional standards for a President of a telecommunications company. The Employee shall not, without the express prior written consent of the Company, directly or indirectly, during the term of this Agreement, render services of a similar nature to, or for, any person or firm for compensation; or engage in any activity competitive with, and/or adverse to, the Company's business or practice, whether alone, as a partner or an officer, director, employee, or shareholder, of any other corporation, or as a Trustee, fiduciary, or other representative of any other activity. The making of passive and personal investments shall not be prohibited hereunder.

     7. The death or permanent disability of Employee shall terminate this Agreement. The question of permanent disability shall be determined by a qualified medical doctor selected by the Company.

     8. In addition to the salary to be paid to Employee provided in Paragraph 1, the Company may pay a bonus to Employee if, in the discretion of the Company, such bonus is determined to be appropriate based on services rendered by Employee to the Company.

     9. Employee promises to preserve the confidentiality of the Company's trade secrets, proprietary information, and commercially useful confidential information learned through the Employee's employment at the Company and to use all such information only as necessary and appropriate for the Company's legitimate business purposes. Employee promises to safeguard against disclosing any such information without the prior written consent of the Company.

     10.    Employee   understands  that  any  concepts,   ideas,
intellectual property, trade secrets or proprietary information developed by him while working under this Agreement shall be the sole and exclusive property of the Company.

     11. Both parties agree that the Employee may terminate his employment during the term of this Agreement with or without cause. Employee agrees to give written notice, of a minimum of ninety (90) days, prior to any voluntary employee termination during the term of this Agreement. In the event that the Employee voluntarily chooses to terminate his employment, his compensation and benefits shall close as of his last day of employment consistent with Company policy and applicable Federal and State laws.

     12. Both parties agree that the Employee may be terminated during the term of this Agreement only with cause.

     13. Both parties agree that the Employee may be terminated with "Cause". "Cause" shall be defined as any of the following: an act or omission by the Employee constituting a material breach by the Employee of this contract; theft of the Company's property, trade secrets or proprietary information; being intoxicated while on duty; failure or refusal to participate in drug testing; dereliction in the performance of his duties; unexplained absence from work; substantial breach of any of the Company's policies; failure to implement or abide by the Equal Opportunity Employment Commission's Directives; sexual harassment; a determination by an authority having proper jurisdiction that the Employee is adverse to the best interests of the industry; or any violation of Local, State or Federal law. In the event the Company terminates the Employee's employment during the term of this Agreement for "Cause", as defined herein, the Employee shall be entitled to no further compensation or benefits consistent with State and Federal law.

     14. In the event Employee's employment is terminated by the Company without "Cause" as defined in this Agreement, then Employee shall be entitled to receive a severance payment equal to the compensation remaining under the terms of this Agreement, minus any "bonus" payments. Said severance payment shall be paid within five (5) days of Employee's termination. In the event that there is a change in the majority ownership of either Hi-Rim Communications, Inc., or Teletek, Inc., then the employee shall be entitled to a One Hundred Thousand Dollars ($100,000.00) bonus payment within ten (10) days of the change in said ownership. Change in ownership shall include, but not be limited to, any merger, acquisition, buy-out or sale of stock which materially "changes" the ownership control of either corporation.

     15. Employee acknowledges and agrees that Employee's sole entitlement to compensation, payment of any kind, monetary or non-monetary benefits and/or prerequisites with respect to his employment, is expressly set forth in this Agreement.

     16. This Agreement is drawn to be effective in and shall be construed with the laws of the State of Nevada and, where applicable, Federal law. Both parties consent to the exclusive jurisdiction of the Eighth Judicial District, State Courts of Nevada, in Clark County, Nevada, in pursuing resolution of any and all disputes arising out of this contract.

     17. No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by both parties. A waiver of any terms and conditions hereof shall not be construed as a general waiver by the other party.

     18. The terms and conditions of this Agreement shall apply to, be binding upon, inure to the benefit of, and be enforceable against, the parties hereto and their respective heirs, assigns, successors, executives, personal representatives, administrators and legal representatives, whether by will, merger, reverse merger, consolidation, sale of stock or assets, operation of law, or without limitation otherwise.

     19. This contract has been prepared by Lisowski Law Firm, Chtd., in its capacity as counsel for Teletek, Inc., and Hi-Rim Communications, Inc. The Employee is urged to consult with counsel of his own choosing with regards to the legal ramifications of this contract.


HI-RIM COMMUNICATIONS, INC.        EMPLOYEE

By:  /s/ John Vergiels             By:  /s/ Thomas A. Mills
     John Vergiels                      Thomas A. Mills

Its:  CHAIRMAN

Date:  1/26/96                     Date:  1/26/96

                    CONTRACT FOR EMPLOYMENT

     THIS AGREEMENT, entered into this day, by and between Hi-Rim Communications, Inc. (hereinafter referred to as "Company"), and Wayne J. Godbout (hereinafter referred to as "Employee"), for and in consideration of the mutual covenants and agreements herein set forth

                     W I T N E S S E T H :

     1. Employee agrees to work for Company as its Vice-President for a period of three (3) years beginning February 1, 1996, for an annual salary of One Hundred Sixty Thousand Eight Hundred Dollars ($160,800.00). It is agreed that this salary will be paid the fifteenth (15th) and last day of each month at the rate of Six Thousand Seven Hundred Dollars ($6,700.00), per period, but variation in the salary terms, or time of payment, may be mutually agreed upon from time to time between the parties hereto. Employee shall be entitled to a cost of living increase of six percent (6%) commencing on February 1, 1997, and on each calendar year thereafter.

     2.    All  expenses  in connection with  the  employment  of
Employee   including,  but  not  limited  to,  membership   fees,
licensing   fees,  occupational  taxes,  and  special   insurance
premiums, shall be the responsibility of the Company.

     3. Duties of the Employee shall be such as are generally performed by a Vice-President of a telecommunications company. The Employee shall devote substantially his full time and efforts to the performance of his duties and shall spend no less than forty (40) hours per week in said performance, vacations and sick time excluded.

     4. The Employee shall be entitled to four (4) weeks of paid vacation to be determined by the mutual consent of the Employee and the Company. The Employee's vacation time shall not include attendance at company related functions, including attendance of meetings and conventions.

     5.    The  Employee shall be entitled to participate in  the
Company's    employee  benefit  insurance  plan  at   the   level
established commensurate with his position.

     6. Employee covenants and agrees to perform the services provided by this Agreement to the best of his ability using accepted professional standards for a Vice-President of a telecommunications company. The Employee shall not, without the express prior written consent of the Company, directly or indirectly, during the term of this Agreement, render services of a similar nature to, or for, any person or firm for compensation; or engage in any activity competitive with, and/or adverse to, the Company's business or practice, whether alone, as a partner or an officer, director, employee, or shareholder, of any other corporation, or as a Trustee, fiduciary, or other representative of any other activity. The making of passive and personal investments shall not be prohibited hereunder.

     7. The death or permanent disability of Employee shall terminate this Agreement. The question of permanent disability shall be determined by a qualified medical doctor selected by the Company.

     8. In addition to the salary to be paid to Employee provided in Paragraph 1, the Company may pay a bonus to Employee if, in the discretion of the Company, such bonus is determined to be appropriate based on services rendered by Employee to the Company.

     9. Employee promises to preserve the confidentiality of the Company's trade secrets, proprietary information, and commercially useful confidential information learned through the Employee's employment at the Company and to use all such information only as necessary and appropriate for the Company's legitimate business purposes. Employee promises to safeguard against disclosing any such information without the prior written consent of the Company.

     10.    Employee   understands  that  any  concepts,   ideas,
intellectual property, trade secrets or proprietary information developed by him while working under this Agreement shall be the sole and exclusive property of the Company.

     11. Both parties agree that the Employee may terminate his employment during the term of this Agreement with or without cause. Employee agrees to give written notice, of a minimum of ninety (90) days, prior to any voluntary employee termination during the term of this Agreement. In the event that the Employee voluntarily chooses to terminate his employment, his compensation and benefits shall close as of his last day of employment consistent with Company policy and applicable Federal and State laws.

     12. Both parties agree that the Employee may be terminated during the term of this Agreement only with cause.

     13. Both parties agree that the Employee may be terminated with "Cause". "Cause" shall be defined as any of the following: an act or omission by the Employee constituting a material breach by the Employee of this contract; theft of the Company's property, trade secrets or proprietary information; being intoxicated while on duty; failure or refusal to participate in drug testing; dereliction in the performance of his duties; unexplained absence from work; substantial breach of any of the Company's policies; failure to implement or abide by the Equal Opportunity Employment Commission's Directives; sexual harassment; a determination by an authority having proper jurisdiction that the Employee is adverse to the best interests of the industry; or any violation of Local, State or Federal law. In the event the Company terminates the Employee's employment during the term of this Agreement for "Cause", as defined herein, the Employee shall be entitled to no further compensation or benefits consistent with State and Federal law.

     14. In the event Employee's employment is terminated by the Company without "Cause" as defined in this Agreement, then Employee shall be entitled to receive a severance payment equal to the compensation remaining under the terms of this Agreement, minus any "bonus" payments. Said severance payment shall be paid within five (5) days of Employee's termination. In the event that there is a change in the majority ownership of either Hi-Rim Communications, Inc., or Teletek, Inc., then the employee shall be entitled to a One Hundred Thousand Dollars ($100,000.00) bonus payment within ten (10) days of the change in said ownership. Change in ownership shall include, but not be limited to, any merger, acquisition, buy-out or sale of stock which materially "changes" the ownership control of either corporation.

     15. Employee acknowledges and agrees that Employee's sole entitlement to compensation, payment of any kind, monetary or non-monetary benefits and/or prerequisites with respect to his employment, is expressly set forth in this Agreement.

     16. This Agreement is drawn to be effective in and shall be construed with the laws of the State of Nevada and, where applicable, Federal law. Both parties consent to the exclusive jurisdiction of the Eighth Judicial District, State Courts of Nevada, in Clark County, Nevada, in pursuing resolution of any and all disputes arising out of this contract.

     17. No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by both parties. A waiver of any terms and conditions hereof shall not be construed as a general waiver by the other party.

     18. The terms and conditions of this Agreement shall apply to, be binding upon, inure to the benefit of, and be enforceable against, the parties hereto and their respective heirs, assigns, successors, executives, personal representatives, administrators and legal representatives, whether by will, merger, reverse merger, consolidation, sale of stock or assets, operation of law, or without limitation otherwise.

     19. This contract has been prepared by Lisowski Law Firm, Chtd., in its capacity as counsel for Teletek, Inc., and Hi-Rim Communications, Inc. The Employee is urged to consult with counsel of his own choosing with regards to the legal ramifications of this contract.


HI-RIM COMMUNICATIONS, INC.        EMPLOYEE

By:  /s/ John Vergiels             By:  /s/ Wayne J. Godbout
     John Vergiels                      Wayne J. Godbout


Its: CHAIRMAN

Date:  1/26/96                     Date:  1/26/96

                    CONTRACT FOR EMPLOYMENT

     THIS AGREEMENT, entered into this day, by and between Teletek Corporation, Inc. (hereinafter referred to as "Company"), and John Vergiels (hereinafter referred to as "Employee"), for and in consideration of the mutual covenants and agreements herein set forth

                     W I T N E S S E T H :

     1. Employee agrees to work for Company as a Director for a period of three (3) years beginning February 1, 1996, for an annual salary of Eighty Thousand Four Hundred Dollars ($80,400.00). It is agreed that this salary will be paid the fifteenth (15th) of each month at the rate of Six Thousand Seven Hundred Dollars ($6,700.00), but variation in the salary terms, or time of payment, may be mutually agreed upon from time to time between the parties hereto. Employee shall be entitled to a cost of living increase of six percent (6%) commencing on February 1, 1997, and on each calendar year thereafter.

     2. Duties of the Employee shall be such as are generally performed by a Director of a telecommunications company. The Employee shall devote the necessary time and effort to the performance of his duties as in his sole discretion he deems fit.

     3. Employee covenants and agrees to perform the services provided by this Agreement to the best of his ability using accepted professional standards for a Director of a telecommunications company. The Employee shall not, without the express prior written consent of the Company, directly or indirectly, during the term of this Agreement, render services of a similar nature to, or for, any person or firm for compensation; or engage in any activity competitive with, and/or adverse to, the Company's business or practice, whether alone, as a partner or an officer, director, employee, or shareholder, of any other corporation, or as a Trustee, fiduciary, or other representative of any other activity. The making of passive and personal investments shall not be prohibited hereunder.

     4. The death or permanent disability of Employee shall terminate this Agreement. The question of permanent disability shall be determined by a qualified medical doctor selected by the Company.

     5. In addition to the salary to be paid to Employee provided in Paragraph 1, the Company may pay a bonus to Employee if, in the discretion of the Company, such bonus is determined to be appropriate based on services rendered by Employee to the Company.

     6. Employee promises to preserve the confidentiality of the Company's trade secrets, proprietary information, and commercially useful confidential information learned through his employment at the Company and to use all such information only as necessary and appropriate for the Company's legitimate business purposes. Employee promises to safeguard against disclosing any such information without the prior written consent of the Company.

     7.     Employee   understands  that  any  concepts,   ideas,
intellectual property, trade secrets or proprietary information developed by him while working under this Agreement shall be the sole and exclusive property of the Company.

     8. Both parties agree that the Employee may terminate his employment during the term of this Agreement with or without cause. Employee agrees to give written notice, of a minimum of ninety (90) days, prior to any voluntary employee termination during the term of this Agreement. In the event that the Employee voluntarily chooses to terminate his employment, his compensation and benefits shall close as of his last day of employment consistent with Company policy and applicable Federal and State laws.

     9. Both parties agree that the Employee may be terminated during the term of this Agreement only with cause.

     10. Both parties agree that the Employee may be terminated with "Cause". "Cause" shall be defined as any of the following: an act or omission by the Employee constituting a material breach by the Employee of this contract; theft of the Company's property, trade secrets or proprietary information; being intoxicated while on duty; failure or refusal to participate in drug testing; dereliction in the performance of his duties; unexplained absence from work; excess absence from work; substantial breach of any of the Company's policies; failure to implement or abide by the Equal Opportunity Employment Commission's Directives; sexual harassment; a determination by an authority having proper jurisdiction that the Employee is adverse to the best interests of the industry; or any violation of Local, State or Federal law. In the event the Company terminates the Employee's employment during the term of this Agreement for "Cause", as defined herein, the Employee shall be entitled to no further compensation or benefits consistent with State and Federal law.

     11. In the event Employee's employment is terminated by the Company, then Employee shall be entitled to receive a severance payment equal to the compensation remaining under the terms of this Agreement, minus any "bonus" payments. Said severance payment shall be paid within five (5) days of Employee's termination.

     12. Employee acknowledges and agrees that Employee's sole entitlement to compensation, payment of any kind, monetary or non-monetary benefits and/or prerequisites with respect to his employment, is expressly set forth in this Agreement.

     13. This Agreement is drawn to be effective in and shall be construed with the laws of the State of Nevada and, where applicable, Federal law. Both parties consent to the exclusive jurisdiction of the Eighth Judicial District, State Courts of Nevada, in Clark County, Nevada, in pursuing resolution of any and all disputes arising out of this contract.

     14. No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by both parties. A waiver of any terms and conditions hereof shall not be construed as a general waiver by the other party.

     15. The terms and conditions of this Agreement shall apply to, be binding upon, inure to the benefit of, and be enforceable against, the parties hereto and their respective heirs, assigns, successors, executives, personal representatives, administrators and legal representatives, whether by will, merger, reverse merger, consolidation, sale of stock or assets, operation of law, or without limitation otherwise.

     16. This contract has been prepared by Lisowski Law Firm, Chtd., in its capacity as counsel for Teletek, Inc., and Hi-Rim Communications, Inc. The Employee is urged to consult with counsel of his own choosing with regards to the legal ramifications of this contract.

TELETEK CORPORATION, INC.          EMPLOYEE

By:  /s/ Thomas A. Mills           By:  /s/ John Vergiels
     (name)                             John Vergiels

Its: Board Member
     (title)

Date:  1/27/96                     Date:  1/27/96

By:  /s/ Wayne Godbout
     (name)

Its: Board Member
     (title)

Date:  1/27/96